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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2026

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place,	Houston,	Texas	77056
(Address of principal executive offices)			(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.001 par value per share	WFRD	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On April 2, 2026, Weatherford International plc (“Weatherford” or the “Company”) issued a press release announcing its proposal to reorganize the Company’s corporate structure through a redomestication of the parent company from Ireland to the United States as a Texas corporation. The proposed redomestication is subject to a number of conditions, including but not limited to the approval by the Company’s shareholders, as well as the sanction of the High Court of Ireland.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.
Forward-Looking Statements
This report, as well as other statements we make, include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements about the Company’s beliefs, plans, estimates, or expectations, are forward-looking statements. Forward-looking statements often use words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “plan,” “potential,” “should,” “target,” “will,” and other words of similar meaning. Such forward-looking statements include, but are not limited to, statements regarding the proposed redomestication, that include, among other things, the anticipated timing and benefits of the proposed redomestication, and statements relating to future financial performance and results. These statements are based on current beliefs, plans, estimates, and expectations, all of which involve risk and uncertainty. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them.
The factors that could cause actual results to differ materially from current expectations include, but are not limited to, our ability to receive, in a timely manner and on satisfactory terms, required shareholder and court approval, and to satisfy the other conditions to the proposed redomestication within the expected timeframe or at all; our ability to realize the expected benefits from the proposed redomestication; the occurrence of difficulties in connection with the redomestication, including any costs related thereto; the risk that the proposed redomestication disrupts current plans and operations; any changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in Ireland, the United States and other jurisdictions following the proposed redomestication; and the future financial performance of Weatherford following the redomestication.
The foregoing factors are in addition to those other risks, uncertainties, and factors included in the “Risk Factors” section and elsewhere in Weatherford’s reports filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, the proxy statement described below, and other documents filed with the SEC. There may be other risks and uncertainties that we are not currently aware of or are unable to predict and which may also affect the Company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and Weatherford undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.
Additional Information and Where to Find It
In connection with the proposed redomestication, Weatherford filed a preliminary proxy statement with the SEC on April 2, 2026, and intends to also file with the SEC and mail to its shareholders a definitive proxy statement. Weatherford may also file other relevant documents with the SEC regarding the proposed redomestication. The information in the preliminary proxy statement is not complete and may be changed. The definitive proxy statement (when available) will be mailed to shareholders of Weatherford. This communication is not a substitute for any proxy statement or any other document that is or may be filed with the SEC or sent to Weatherford’s shareholders in connection with the proposed redomestication.
INVESTORS AND SECURITY HOLDERS OF WEATHERFORD ARE URGED TO READ THE PROXY STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT WEATHERFORD AND THE PROPOSED REDOMESTICATION AND RELATED MATTERS.
Investors and security holders are and will be able to obtain free copies of the preliminary proxy statement, and the definitive proxy statement (if and when available) and other documents containing important information about Weatherford and the proposed redomestication once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Weatherford are available free of charge on Weatherford’s website at www.weatherford.com.
Participants in the Solicitation
Weatherford and its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from Weatherford’s shareholders in connection with the proposed redomestication. Information about the directors and executive officers of Weatherford and their ownership of Weatherford’s securities is set forth in the definitive proxy statement for Weatherford’s 2025 Annual Meeting of Shareholders (https://www.sec.gov/ix?doc=/Archives/edgar/data/0001603923/000160392325000091/wfrd-20250423.htm), which was filed with the SEC on April 23, 2025, including under the sections entitled “Director Compensation,” “Summary Compensation

Table,” “Grants of Plan-Based Awards,” “Outstanding Equity Awards at December 31, 2024,” “Option Exercises and Shares Vested in 2024,” and “Share Ownership.” Additional information regarding the interests of Weatherford’s directors and executive officers in the proposed redomestication, which may, in some cases, be different than those of Weatherford’s shareholders generally, is included in the preliminary proxy statement relating to the proposed redomestication, which was filed with the SEC on April 2, 2026, and will be included in the definitive proxy statement relating to the proposed redomestication if and when it is filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
99.1	News Release dated April 2, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: April 2, 2026	By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President, General Counsel and Chief Compliance Officer
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